Exhibit 1

Power of Attorney

December 21, 2007

Appointee      : Nam-Ju Kim
Address         : Daelim Acrotel Building 6th Floor, 467-6 Dogok-Dong, Kangnam-Gu, Seoul, Korea 135-971
National ID # : 720407-1009151

In accordance with Article 86-6 of the Presidential Decree to the Securities and Exchange Act of Korea, the undersigned hereby appoints the Appointee as the attorney-in-fact, with full authority to exercise any power or act on behalf of the undersigned with respect to the matters arising in connection with Section 200-2 of the Securities and Exchange Act of Korea.

/s/ Woori Investment & Securities Co., Ltd.
Authorizer:     Woori Investment & Securities Co., Ltd.
Address:        Woori Investment & Securities Bldg., 23-4 Yeouido-dong, Yeongdeungpo-gu, Seoul,Korea.
Registration Number: 110111-0098130

Exhibit 2

Power of Attorney

December 21, 2007

Appointee      : Nam-Ju Kim
Address         : Daelim Acrotel Building 6th Floor, 467-6 Dogok-Dong, Kangnam-Gu, Seoul, Korea 135-971
National ID # : 720407-1009151

In accordance with Article 86-6 of the Presidential Decree to the Securities and Exchange Act of Korea, the undersigned hereby appoints the Appointee as the attorney-in-fact, with full authority to exercise any power or act on behalf of the undersigned with respect to the matters arising in connection with Section 200-2 of the Securities and Exchange Act of Korea.

/s/ Ki-Yong Cho
Authorizer:     Ki-Yong Cho
Address:        Joongwon Building 8thFl, 158-3 Sokchon-Dong Songpa-Gu, Seoul Korea 138-190

Exhibit 3

Power of Attorney

December 21, 2007

Appointee        : Nam-Ju Kim
Address           : Daelim Acrotel Building 6th Floor, 467-6 Dogok-Dong, Kangnam-Gu, Seoul, Korea 135-971
National ID #   : 720407-1009151

In accordance with Article 86-6 of the Presidential Decree to the Securities and Exchange Act of Korea, the undersigned hereby appoints the Appointee as the attorney-in-fact, with full authority to exercise any power or act on behalf of the undersigned with respect to the matters arising in connection with Section 200-2 of the Securities and Exchange Act of Korea.

/s/ Kil-Saup Song
Authorizer:     Kil-Saup Song
Address:        Daelim Acrotel Building6th Fl, 467-6 Dogok-Dong Kangnam-Gu, Seoul,Korea 135-971

Exhibit 4

Power of Attorney

December 21, 2007

Appointee      : Nam-Ju Kim
Address         : Daelim Acrotel Building 6th Floor, 467-6 Dogok-Dong, Kangnam-Gu, Seoul, Korea 135-971
National ID # : 720407-1009151

In accordance with Article 86-6 of the Presidential Decree to the Securities and Exchange Act of Korea, the undersigned hereby appoints the Appointee as the attorney-in-fact, with full authority to exercise any power or act on behalf of the undersigned with respect to the matters arising in connection with Section 200-2 of the Securities and Exchange Act of Korea.

/s/ Won-Seon Kim
Authorizer:     Won-Seon Kim
Address:        Daelim Acrotel Building6th Fl, 467-6 Dogok-Dong Kangnam-Gu, Seoul,Korea 135-971

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